Exhibit 10.1

Amendment to Nomination Agreement

This Amendment to Nomination Agreement (the “Amendment”) is entered into as of November 4, 2020 by and between Houghton Mifflin Harcourt Company, a Delaware Corporation (the “Company”), and the stockholders party to the Nomination Agreement (as defined below) (collectively, the “Stockholder”).  Capitalized terms used and not defined herein have the meanings assigned to them in the Nomination Agreement.

WHEREAS, the Company and the Stockholder are party to that certain Nomination Agreement, dated as of December 21, 2016 (the “Nomination Agreement”); and

WHEREAS, the Company and the Stockholder wish to amend the Nomination Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual promises and covenants contained in this Amendment, the parties hereto agree as follows:

1.The second to last paragraph of Section 2 of the Nomination Agreement is hereby amended and restated in its entirety to read as follows:

“For purposes of this Agreement, the ‘Restricted Period’ means the period from the date hereof until November 5, 2020”.

2.Miscellaneous.  Except as modified by this Amendment, all other terms and conditions of the Nomination Agreement shall remain in full force and effect. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

Company:
Houghton Mifflin Harcourt Company

By:	/s/William F. Bayers
Name:	William F. Bayers
Title:	Executive Vice President, General
Counsel & Secretary

Stockholders:

Anchorage Capital Master Offshore, Ltd.

By:	Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Natalie Birrell
Name:	Natalie Birrell
Title:	Chief Operating Officer

PCI Fund LLC

By:	Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Natalie Birrell
Name:	Natalie Birrell
Title:	Chief Operating Officer